                                                                    EXHIBIT 10.1


               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     This Amended and Restated Registration Rights Agreement (this "Agreement") is made and entered into this 18th day of March, 1998, among Starwood Financial Trust, a California business trust (the "Trust"), Starwood Mezzanine Investors, L.P., a Delaware limited partnership ("Starwood Mezzanine"), SAHI Partners, a Delaware general partnership ("SAHI"), and SOFI-IV SMT Holdings, L.L.C., a Delaware limited liability company ("SOFI IV"). Unless otherwise indicated, capitalized terms used herein are used herein as defined in Section 1.1.
                                                            -----------

                                    RECITALS
                                    --------

     WHEREAS, the Trust and Starwood Mezzanine are parties to the Registration Rights Agreement, dated September 26, 1996 (the "Original Agreement"); and

     WHEREAS, the Trust and Starwood Mezzanine now desire to amend and restate the Original Agreement in its entirety; and

     WHEREAS, pursuant to a Contribution Agreement, dated February 11, 1998, among the Trust, Starwood Mezzanine and SOFI IV (the "Contribution Agreement"), on the date hereof, Starwood Mezzanine and SOFI IV are contributing certain assets to the Trust in return for the issuance by the Trust of Class A Shares, $.01 par value, of the Trust (the "Class A Shares"); and

     WHEREAS, SAHI owns 244,100 Class A Shares on the date hereof; and

     WHEREAS, the parties hereto desire to set forth the rights of Starwood Mezzanine, SOFI IV and SAHI and the obligations of the Trust to cause the registration of the Registrable Securities pursuant to the Securities Act;

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Definitions and Usage.
                 ---------------------

     1.1  Definitions.  As used in this Agreement:
          -----------

     "Beneficially Owning" and "Beneficially Own" shall mean owning Class A Shares directly, indirectly or constructively by a Person through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, or Section 544 of the Code, as modified by Section 856(h) of the Code.

     "Class A Shares" shall have the meaning set forth in the Recitals.

     "Code" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Contribution Agreement" shall have the meaning set forth in the Recitals.

     "Exchange Act" shall mean the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder.

     A "Holder" shall mean Starwood Mezzanine, the partners of Starwood Mezzanine, SAHI, the partners of SAHI, SOFI IV, or the partners of SOFI IV as long as such Person owns Registrable Securities.

     "Independent Trustees", when used with respect to the Trust, has the meaning set forth in the Amended and Restated Shareholders Agreement of the Trust, as amended from time to time.

     "Majority Selling Holders" means those Selling Holders whose Registrable Securities included in a given registration pursuant to or in accordance with this Agreement represent a majority of the Registrable Securities of all Selling Holders included therein.

     "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "Piggyback Registration" shall have the meaning set forth in Section 3.
                                                                  ---------

     "Register", "registered", and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

     "Registrable Securities" shall mean: (i) the Class A Shares issued to Starwood Mezzanine pursuant to the exercise of a Class A Warrant issued by the Trust on March 15, 1994 and held by Starwood Mezzanine; (ii) the Class A Shares issued to Starwood Mezzanine pursuant to the Contribution Agreement or in exchange for interests in the APMT Limited Partnership; (iii) the Class A Shares issued to SOFI IV pursuant to the Contribution Agreement; (iv) the Class A Shares owned by SAHI on the date hereof; (v) any Class A Shares or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Trust generally for, or in replacement by the Trust generally of, such Class A Shares; and (vi) any securities issued in exchange for such Class A Shares or other securities that are Registrable Securities in any merger, reorganization, recapitalization or combination of the Trust; provided, however, that Registrable Securities shall
                          --------  -------
not include any securities which have theretofore been sold in an offering registered under the Securities Act or which have been sold pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, and, provided further, the Trust shall have no obligation under Sections 2
          -------- -------                                           ----------
and 3 to register any Registrable Securities if the Trust shall deliver to the
    -
Holders of such Registrable Securities an opinion of counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities and the term

Registrable Securities shall not include such securities if the Trust is willing to deliver such an opinion and remove such legend.

     "Registrable Securities then outstanding" shall mean, with respect to a specified determination date, the Registrable Securities owned by all Holders on such date.

     "Registration Expenses" shall have the meaning set forth in Section 6.1.
                                                                 -----------

     "REIT Requirements" shall mean the requirements for the Trust to qualify as a REIT under the Code.

     "Securities Act" shall mean the Securities Act of 1933 and the rules and regulations of the Commission thereunder, all as the same may be in effect at the time.

     "Selling Holders" shall mean, with respect to a specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

     "Shelf Registration" shall have the meaning set forth in Section 2.1.
                                                              -----------

     "Transfer" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any
                                                    -------- -------
transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

     "Underwriters' Representative" shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

     "Violation" shall have the meaning set forth in Section 7.1.
                                                     -----------

     1.2  Usage.
          -----

     (i) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

     (ii) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent.

     (ii) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

     (iv) References to Sections or to Schedules are to sections hereof or schedules hereto, unless the context otherwise requires.

     (v) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

     (vi) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

     (vi) The term "hereof" and similar terms refer to this Agreement as a whole.

     (vi) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 12.
                                       ----------

     Section 2.  Shelf Registrations.
                 -------------------

     2.1 The Trust shall use its best efforts to cause to be filed with the Commission within 90 days from the date hereof but in no event prior to that date which is 60 days after the date hereof, a registration statement in accordance with the Securities Act for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a "Shelf Registration") and the Trust shall include therein all Registrable Securities; provided each Holder will provide at least 10 business days notice of its intention to effect a resale of any Registrable Securities pursuant to the Shelf Registration to the Trust and the Trust's transfer agent. The notice requirement set forth in the preceding sentence will be shortened to 3 business days for any resale made within 30 days of a distribution of Registrable Securities by Starwood Mezzanine or SOFI IV to their limited partners. In no event will any Holder be permitted to Transfer any Registrable Securities in violation of federal and state securities laws, including pursuant to the Shelf Registration if the Shelf Registration has been suspended pursuant to Section 2.2 or prior to delivery by
                                            -----------
the Trust of the requested number of prospectuses. Any Holder may Transfer Registrable Securities at any time including periods during which the Shelf Registration is suspended if such transfer is otherwise in compliance with applicable state and federal securities law. Any notice given pursuant to this
Section 2.1 shall be addressed to the attention of the Secretary of the Trust
-----------
and the Trust's transfer agent, and shall specify the maximum number of Registrable Securities to be sold, the intended methods of disposition thereof and the number of copies of the prospectus included in the Shelf Registration as the Holder requests.

     2.2  Subject to the provisions of this Section 2.2, the Trust shall be
                                            -----------
entitled to postpone or suspend the filing, effectiveness, supplementing or amending of any registration statement otherwise required to be prepared and filed pursuant to this Section 2, if the Board of Trustees of the Trust
                       ---------
determines that such registration and the Transfer of Registrable Securities contemplated thereby would interfere with, or require premature disclosure of, any material financing, acquisition, disposition, reorganization or other transaction involving the Trust, including the filing of a registration statement covering primary sales of securities by the Trust, as to which, in each instance of the Trust determining that the registration and Transfer would require premature disclosure, the Trust has a bonafide business purpose for preserving the confidentiality thereof and the Trust promptly gives Starwood Mezzanine, SAHI, SOFI IV and each Holder notice of such determination. Upon receipt of such notice, Starwood Mezzanine, SAHI, SOFI IV and the Holders agree to cease making offers or Transfers of Registrable Securities pursuant to such registration statement. Notwithstanding the foregoing, during any period commencing on the date of a distribution of Class A Shares by Starwood

Mezzanine and/or SOFI IV to their limited partners and ending on the date that all such distributed Class A Shares have been resold by the limited partners or are otherwise immediately eligible for resale by the limited partners (other than limited partners that are both affiliates of the Trust and are, or whose affiliates are, a partner or member, directly or indirectly, of SOFI IV Management, L.L.C., Starwood Capital Group, L.P. or Starwood Mezzanine Holding, L.P. or an officer, member or Trustee of the Trust or the Advisor) under Rule 144(k) of the Securities Act, the Trust shall not postpone or suspend the filing, effectiveness, supplementing or amending of any registration statement
(i) during the thirty-five (35) day period following any distribution of Class A Shares by Starwood Mezzanine or SOFI IV to their limited partners, (ii) on more than two (2) occasions during any 12 month period or (iii) for any period longer than ninety (90) days; provided that in the event of a distribution by Starwood
                       -------- ----
Mezzanine or SOFI IV to their partners within a thirty (30) day period of more than twenty five percent (25%) of the Class A Shares received by such partnership pursuant to the Contribution Agreement, the thirty-five (35) day period referred to in clause (i) above shall be a ninety (90) day period commencing on the date of the first distribution in such thirty (30) day period. Each of Starwood Mezzanine, SAHI, SOFI IV and each Holder hereby acknowledges that any notice given by the Trust pursuant to this Section 2.2 may constitute
                                                    -----------
material non-public information and that the United States securities laws prohibit any Person who has material non-public information about a company from purchasing or selling securities of such company or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

     2.3 Within 90 days of the date hereof, the Trust shall use its best efforts to:

     (i) file the Shelf Registration with the Commission and have the registration declared effective under the Securities Act giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering; and

     (ii) subject to Section 2.2, keep the Shelf Registration continuously
                     -----------
effective until the Holders no longer hold any Registrable Securities.

     2.4 Notwithstanding anything in this Agreement to the contrary, no registration shall be effected under this Agreement and no Transfer of Registrable Securities may be effected if as a result thereof the Trust would not satisfy the REIT Requirements in any respect or if such registration or Transfer would result in any Person Beneficially Owning Class A Shares in excess of the ownership limitation provisions of the REIT Requirements or the Amended and Restated Declaration of Trust of the Trust.

     2.5  A registration pursuant to this Section 2 shall be on such appropriate
                                          ---------
registration form of the Commission as shall be selected by the Trust and shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in each notice given pursuant to Section 2.1.
            -----------

     2.6  If any Shelf Registration pursuant to Section 2 involves an
                                                ---------
underwritten offering (whether on a "firm commitment", "best efforts" or "all reasonable efforts" basis or otherwise), the Majority Selling Holders participating therein shall select the underwriter or underwriters and manager or managers to administer such underwritten offering; provided, however, that
                                                      --------  -------
each Person so selected shall be reasonably acceptable to the Trust; provided,
                                                                     --------
further, that no such underwriter shall be an
-------
entity 5% or more of which is owned by an employer - sponsor of any Holder that is an "ERISA Partner" within the meaning of the Amended and Restated Agreement of Limited Partnership of SOFI IV, as in effect on the date hereof.

     2.7 During any period that a Shelf Registration remains effective, Starwood Mezzanine and SOFI IV shall use their respective best efforts to provide the Trust with at least 5 business days prior notice of a distribution of Registrable Securities by such partnership to its partners and shall provide to the Trust notice of all information reasonably necessary for purposes of
Section 12.2 with respect to each partner to which Class A Shares are to be so
------------
distributed.

     Section 3.  Piggyback Registration.
                 ----------------------

     3.1 If at any time prior to the later to occur of (a) the first anniversary of the date on which Starwood Mezzanine and SOFI IV have distributed all Class A Shares that they own to their limited partners and (b) the eighth anniversary of the date hereof, the Trust proposes to register securities under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2, S-3, or S-11 (or any replacement or successor forms), the Trust shall promptly give each Holder written notice of such registration. Upon the written request of each Holder given as promptly as practicable but in any event within twenty (20) days following the date of such notice, the Trust shall cause to be included in such registration statement and use its reasonable efforts to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered; provided, however, that such
                                                   --------  -------
right of inclusion shall not apply to any registration statement covering an offering of debt securities or convertible debt securities (any such registration in which Holders participate pursuant to this Section 3.1 being
                                                           -----------
referred to as a "Piggyback Registration"). The Trust shall have the absolute right to delay, withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3 without any obligation or
                                     ---------
liability to Starwood Mezzanine, SAHI, SOFI IV or any other Holder, it being understood that any Registrable Securities previously included in any such withdrawn Registration Statement shall not cease to be Registrable Securities by reason of such inclusion or withdrawal.

     3.2 If the Underwriters' Representative shall advise the Trust that, in its opinion, the amount or type of Registrable Securities requested to be included in such registration would adversely affect such offering, or the timing thereof, then the Trust will include in such registration, to the extent of the amount and class which the Trust is so advised can be sold without such adverse effect in such offering: first, securities proposed to be sold by the Trust with a value equal to 80% of the aggregate gross proceeds from the sale of all securities included in such registration; second, Registrable Securities requested to be included in such registration by Holders of Registrable Securities other than SAHI and the partners of SAHI pursuant to this Section 3,
                                                                     ---------
pro rata based on the number of Registrable Securities owned by all such Holders; provided that if any such Holder does not request inclusion of all of
         -------- ----
its pro rata share of Registrable Securities, the other Holders may include additional Registrable Securities up to the maximum number permitted to be included for all such Holders, allocated and re-allocated pro rata based on the aggregate amount of Registrable Securities held by such Holders until such maximum number is reached; third, the Registrable Securities requested to be included in such registration by SAHI or its partners pursuant to this Section
                                                                       -------
3; and fourth, all other securities requested to be included in such registration.

     Section 4.  Registration Procedures.  Whenever required under Section 2 or
                 -----------------------                           ---------
Section 3 to effect the registration of any Registrable Securities, the Trust
---------
shall, as promptly as practicable:

     4.1 Prepare and file with the Commission a registration statement with respect to such Registrable Securities and in the case of a Shelf Registration, use best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or
--------  -------
any amendments or supplements thereto, the Trust shall furnish to one firm of counsel for the Selling Holders, copies of all such documents in the form substantially as proposed to be filed with the Commission and shall in good faith consider incorporating in each such document such changes as such counsel to the Selling Holders reasonably and in a timely manner may suggest.

     4.2 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Trust shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 5.2. If the registration statement
                                   -----------
is for a Shelf Registration, the Trust shall amend the registration statement or supplement the prospectus so that it will remain current and in compliance with the requirements of the Securities Act for the period specified in Section
                                                                   -------
2.3(ii), and if during such period any event or development occurs as a result
-------
of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Trust shall promptly notify each Selling Holder and one counsel to the Selling Holders, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to each Selling Holder and one counsel to the Selling Holders such amended or supplemented prospectus, which each such Holder shall thereafter use in the Transfer of Registrable Securities covered by such registration statement. Following receipt of such notice and pending any such amendment or supplement described in this Section
                                                                      -------
4.2, each such Holder shall cease making offers or Transfers of Registrable
---
Securities pursuant to the prior prospectus.

     4.3 Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

     4.4 Use best efforts in the case of a Shelf Registration and reasonable efforts in the case of a registration pursuant to Section 3 (i) to register and
                                                  ---------
qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states where an exemption from registration is not available and as shall be reasonably requested by the Underwriters' Representative or the Selling Holders and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any state, at the earliest possible moment; provided, however, that the Trust shall not be
                          --------  -------
required in connection therewith or as a condition thereto to qualify to do business or to consent to general service of process in any state.

     4.5 In the event of any underwritten offering, use best efforts to enter into and perform its obligations under an underwriting agreement (including indemnification and contribution obligations of underwriters), in usual and customary form, with the managing underwriter or underwriters of such offering. The Trust shall also cooperate with the Majority Selling Holders, and the Underwriters' Representative for such offering in the marketing of the Registrable Securities, including making available the officers, accountants, counsel, premises, books and records of the Trust for such purpose, but the Trust shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

     4.6 Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     4.7 Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter (but not more than one firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the reasonable opportunity to discuss the business affairs of the Trust with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Trust
                    --------  -------
determines to be confidential and which the Trust advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Trust or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Trust.

     4.8 Use reasonable efforts to obtain a so-called "comfort letter" from the independent public accountants of the Trust, and legal opinions of counsel to the Trust addressed to the Selling Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to Starwood Mezzanine and SOFI IV. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgments as are customarily provided by selling shareholders who receive such comfort letters or opinions.

     4.9 Use reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if the Class A Shares are then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Trust to enable the Selling Holders of Registrable Securities to consummate the disposition of such Registrable Securities.

     4.10 Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

     Section 5.  Holders' Obligations.  It shall be a condition precedent to the
                 --------------------
obligations of the Trust to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

     5.1 Furnish to the Trust such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate fully with the Trust in preparing such registration statement.

     5.2 In the event of an underwritten offering agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Trust or the other Persons on whose behalf the registration statement is being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by the Majority Selling Holders (in the case of a registration under Section 2) or the Trust (in
                                                     ----------
the case of a registration under Section 3).
                                 ----------

     Section 6.1 Expenses of Registration.  Expenses in connection with
                 ------------------------
registrations pursuant to this Agreement shall be allocated and paid as follows:

     6.1 With respect to each Shelf Registration, the Trust shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such registration for each Selling Holder, including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Trust, and of the independent public accountants for the Trust, including the expenses of "cold comfort" letters required by or incident to such performance and compliance (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders) and all fees and expenses of the Selling Holders including counsel for the Selling Holders.

     6.2 The Trust shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Section 3 but excluding
                                                        ---------
underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders) and all fees and expenses of counsel for the Selling Holders.

     Section 7.  Indemnification; Contribution.  If any Registrable Securities
                 -----------------------------
are included in a registration statement under this Agreement:

     7.1 To the extent permitted by applicable law, the Trust shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, trustee, partner and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and reasonable expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

     (i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto; or

     (ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; provided, however, that the indemnification required by this Section
            --------  -------                                            -------
7.1 shall not apply to amounts paid in settlement of any such loss, claim,
---
damage, liability or expense if such settlement is effected without the consent of the Trust (which consent shall not be unreasonably withheld), nor shall the Trust be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information related to the indemnified party furnished to the Trust by the indemnified party in writing expressly for use in connection with such registration; and provided, further,
                                                            --------  -------
that the indemnity agreement contained in this Section 7 shall not apply to the
                                               ---------
extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if an underwriter was under an obligation to deliver such final prospectus and failed to do so.

     7.2 To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Trust, and each of the officers, employees and Trustees of the Trust who shall have signed the registration statement, each Person, if any, who controls the Trust within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, trustee, partner and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys' fees and disbursements and reasonable expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, but only insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with information related to the indemnified party seeking indemnification furnished by such Selling Holder in writing expressly for use in connection with such registration; provided, however, that (x) the indemnification required by
                   --------  -------
this Section 7.2 shall not apply to amounts paid in settlement of any such loss,
     -----------
claim, damage, liability or expense if such settlement is effected without the consent of the relevant Selling Holder (which consent shall not be unreasonably withheld) and (y) in no event shall the amount of any indemnity under this

Section 7.2 exceed the proceeds (net of any underwriting discounts or
-----------
commissions) from the applicable offering received by such Selling Holder.

     7.3  Promptly after receipt by an indemnified party under this Section 7 of
                                                                    ---------
notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to the indemnifying
           ---------
party a written notice thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however,
                                                           --------  -------
that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 7 to the extent of such prejudice but shall not relieve the indemnifying
---------
party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7. Any fees and expenses incurred by the indemnified
                 ---------
party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel in writing that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels).

     7.4  If the indemnification required by this Section 7 from the
                                                  ---------
indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this
Section 7:
---------

     (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.1 and
                                                           -----------
Section 7.2, any legal or other fees or expenses reasonably incurred by such
-----------
party in connection with any investigation or proceeding.

     (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation
                              -----------
or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.4(i). No Person guilty of
                                        --------------
fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (ii) In no event shall the amount of any contribution from the Selling Holders under this Section 7.4 exceed the proceeds (net of any underwriting
                   -----------
commissions or discounts) from the applicable offering received by such Selling Holder.

     7.5  If indemnification is available under this Section 7, the indemnifying
                                                     ---------
parties shall indemnify each indemnified party to the full extent provided in this Section 7 without regard to the relative fault of such indemnifying party
     ---------
or indemnified party or any other equitable consideration referred to in Section
                                                                         -------
7.4.
---

     7.6 The obligations of the Trust and the Selling Holders of Registrable Securities under this Section 7 shall survive the completion of any offering of
                      ---------
Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

     Section 8.  Determinations and Interpretation.  All determinations of the
                 ---------------------------------
Trust (or the Board of Trustees of the Trust) provided for in or pursuant to this Agreement shall be made by the Independent Trustees, including, without limitation, any determination pursuant to Section 2.2. All interpretations of
                                          -----------
the terms of this Agreement shall be resolved on behalf of the Trust by the Independent Trustees.

     Section 9.  Holdback.   In connection with an underwritten offering of any
                 --------
securities covered by a registration statement filed by Trust, Starwood Mezzanine, SAHI and SOFI IV, whether or not their Registrable Securities are included in the registration statement, and each Selling Holder, if so requested by the Underwriters' Representative shall not effect any public sale or distribution of Class A Shares or any securities convertible into or exchangeable or exercisable for Class A Shares, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 180-day period in the case of the first registration statement declared effective after the date hereof that registers resales of Registrable Securities pursuant to Section
                                                                         -------
3 and 90 days in the case of any subsequent registration beginning on, the date
-
such registration statement is declared effective under the Securities Act by the Commission. In order to enforce the foregoing covenant, the Trust shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each such Holder until the end of such period. Holders of Registrable Securities shall have the right to participate in any such registration on the terms provided in Section 3 hereof.
                                      ---------

     Section 10.  Amendment, Modification and Waivers; Further Assurances.
                  -------------------------------------------------------

     (i) Subject to the partnership agreement of each of Starwood Mezzanine and SOFI IV, this Agreement may be amended with the consent of the Trust and the Trust may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Trust shall have obtained the written consent of Starwood Mezzanine, SAHI and SOFI IV to such amendment, action or omission to act and no consent or agreement of any other Holder shall be required for such amendment, action or omission to act, provided that,
                                                           -------- ----
commencing on the date that Starwood Mezzanine and SOFI IV no longer own Registrable Securities, the consent of the Holders owning a majority of the then outstanding Registrable Securities shall be required for such amendment, action or omissions to act.

     (ii) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

     (ii) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

     Section 11.  Assignment; Benefit.  This Agreement and all of the provisions
                  -------------------
hereof shall be binding upon and shall inure to the benefit of the parties hereto, each Holder, each limited partner of Starwood Mezzanine and SOFI IV and each indemnified party under Section 7 hereof and their respective heirs,
                             ---------
assigns, executors, administrators or successors; provided, however, that
                                                  --------  -------
neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Trust (except in connection with a merger, reorganization, sale of all or substantially all of the assets of the Trust, or similar transaction if the primary purpose of such transaction is to change the domicile of the Trust or to change the form of the Trust to a corporation) without the consent of Starwood Mezzanine, SAHI and SOFI IV (which consent shall not be unreasonably withheld) or, in the event of an assignment or delegation other than in connection with a merger, sale of all or substantially all of the assets or stock of the Trust, recapitalization or similar transaction, without the consent of each Holder.

     Section 12.  Miscellaneous.
                  -------------

     12.1 Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of New York, without giving regard to the conflict of laws principles thereof.

     12.2 Notices.  All notices and requests given pursuant to this Agreement
          -------
shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day delivery to the relevant address specified on Schedule I, as otherwise specified to the Trust in writing or to the address set forth in the stock record books of the Trust. Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

     12.3 Entire Agreement; Integration.  This Agreement supersedes all prior
          -----------------------------
agreements between or among any of the parties hereto, including the Original Agreement with respect to the subject matter contained herein and therein, and such agreements embody the entire understanding among the parties relating to such subject matter.

     12.4 Section Headings.  Section headings are for convenience of reference
          ----------------
only and shall not affect the meaning of any provision of this Agreement.

     12.5 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

     12.6 Severability.  If any provision of this Agreement shall be invalid or
          ------------
unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

     12.7 Termination.  Subject to the terms of the Amended and Restated
          -----------
Agreement of Limited Partnership of each of Starwood Mezzanine and SOFI IV, as in effect on the date hereof, this Agreement may be terminated at any time by a written instrument signed by the Trust and each Holder. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than
Section 7 hereof) shall terminate in its entirety on such date as there shall be
---------
no Registrable Securities outstanding, provided that any Class A Shares
                                       --------
previously subject to this Agreement shall not be Registrable Securities following the date such Class A Shares no longer meet the definition of Registrable Securities.

     12.8 Submission to Jurisdiction.  Each of the parties hereto and each of
          --------------------------
the Holders irrevocably submits and consents to the jurisdiction of the United States District Court for the Southern District of New York in connection with any action or proceeding arising out of or relating to this Agreement, and irrevocably waives any immunity from jurisdiction thereof and any claim of improper venue, forum non conveniens or any similar basis to which it might
                ----- --- ----------
otherwise be entitled in any such action or proceeding.

     12.9 References to Date Hereof.  References to "the date hereof" or "the
          -------------------------
date of this Agreement" shall be to the date of this Amended and Restated Registration Rights Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.


                                STARWOOD FINANCIAL TRUST
                                a California business trust


                                By:  /s/ Jay Sugarman
                                     ------------------------------------------
                                     Name:    Jay Sugarman
                                     Title:   CEO



                                STARWOOD MEZZANINE INVESTORS, L.P.
                                a Delaware limited partnership

                                By:  Starwood Capital Group, L.P.
                                     its general partner

                                By:  BSS Capital Partners, L.P.
                                     its general partner

                                By:  Sternlicht Holdings II, Inc.
                                     its general partner

                                By:   /s/ Jerome C. Silvey
                                     -------------------------------------------
                                     Name:  Jerome C. Silvey
                                     Title: Senior Vice President


                                SAHI PARTNERS
                                a Delaware general partnership

                                By:  SAHI, Inc.
                                     a general partner


                                By:  /s/ Jerome C. Silvey
                                     -------------------------------------------
                                     Name:    Jerome C. Silvey
                                     Title:   Senior Vice President

                                STARWOOD OPPORTUNITY FUND IV, L.P.,
                                a Delaware limited partnership


                                By:  SOFI IV Management, L.L.C.
                                     Its: General Partner

                                By:  Starwood Capital Group, L.L.C.
                                     Its  General Manager


                                /s/ Jerome C. Silvey
                                ----------------------------------------------
                                By:  Jerome C. Silvey
                                Its: Senior Vice President

                                   SCHEDULE I

                              ADDRESSES FOR NOTICE

     If to the Trust to:
          c/o Starwood Capital Group, L.P.
          Three Pickwick Plaza, Suite 250
          Greenwich, Connecticut  06830
          Attention: Jay Sugarman
          Fax No.:  (203) 861-2101

     with copies to:
          Mayer, Brown & Platt
          1675 Broadway
          New York, NY  10019
          Attention: James B. Carlson
          Fax No.:  (212) 262-1910

          and
          Rinaldi & Associates
          Three Pickwick Plaza, Suite 250
          Greenwich, Connecticut 06830
          Attention:  Ellis Rinaldi
          Fax No.:  (203) 861-2122

     If to Starwood Mezzanine to:
          c/o Starwood Capital Group, L.P.
          Three Pickwick Plaza, Suite 250
          Greenwich, Connecticut  06830
          Attention:  Madison F. Grose, Esq.
          Fax No.:  (203) 861-2101

     with a copy to:

          Katten, Muchin & Zavis
          525 West Monroe Street, Suite 1600
          Chicago, Illinois 60661
          Attention: Nina Matis
          Fax. No.: (312) 902-1061

     If to SAHI Partners to:
          c/o Starwood Capital Group, L.P.
          Three Pickwick Plaza, Suite 250
          Greenwich, Connecticut  06830
          Attention:  Madison F. Grose, Esq.
          Fax No.:  (203) 861-2101
     with a copy to:

          Katten, Muchin & Zavis
          525 West Monroe Street, Suite 1600
          Chicago, Illinois 60661
          Attention: Nina Matis
          Fax. No.: (312) 902-1061


     If to SOFI IV to:
          c/o Starwood Capital Group, L.P.
          Three Pickwick Plaza
          Suite 250
          Greenwich, Connecticut  06830
          Attention:  Madison F. Grose, Esq.
          Fax No.:  (203) 861-2101

     with a copy to:

          Katten, Muchin & Zavis
          525 West Monroe Street, Suite 1600
          Chicago, Illinois 60661
          Attention: Nina Matis
          Fax. No.: (312) 902-1061